                                                                   EXHIBIT 10.17


                                AGCO CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS

                                                                                                                   Page
 ARTICLE I                 DEFINITIONS ......................................................................        1
           1.1     ACCRUAL FACTOR ...........................................................................        1
           1.2     ACCRUED BENEFIT ..........................................................................        1
           1.3     ACTUARIAL EQUIVALENT .....................................................................        1
           1.4     ADMINISTRATIVE COMMITTEE .................................................................        1
           1.5     AFFILIATE.................................................................................        1
           1.6     BASE SALARY...............................................................................        1
           1.7     BENEFIT COMMENCEMENT DATE ................................................................        2
           1.8     BOARD.....................................................................................        2
           1.9     CHANGE IN CONTROL.........................................................................        2
           1.10    CODE......................................................................................        2
           1.11    COMPANY...................................................................................        2
           1.12    DEATH BENEFIT.............................................................................        2
           1.13    EARLY RETIREMENT AGE .....................................................................        2
           1.14    EARLY RETIREMENT BENEFIT . ...............................................................        2
           1.15    EFFECTIVE DATE ...........................................................................        2
           1.16    ELIGIBLE EMPLOYEE ........................................................................        3
           1.17    EMPLOYMENT COMMENCEMENT DATE .............................................................        3
           1.18    ERISA.....................................................................................        3
           1.19    FINAL EARNINGS............................................................................        3
           1.20    JOINT AND 50% SURVIVOR ANNUITY............................................................        3
           1.21    NORMAL RETIREMENT AGE.....................................................................        3
           1.22    NORMAL RETIREMENT BENEFIT.................................................................        3
           1.23    PARTICIPANT...............................................................................        3
           1.24    PARTICIPATING COMPANY.....................................................................        3
           1.25    PLAN......................................................................................        3
           1.26    PLAN YEAR.................................................................................        3
           1.27    SAVINGS PLAN BENEFIT .....................................................................        3
           1.28    SOCIAL SECURITY BENEFIT...................................................................        4
           1.29    SURVIVING SPOUSE .........................................................................        4
           1.30    TRUST OR TRUST AGREEMENT..................................................................        4
           1.31    TRUSTEE...................................................................................        4
           1.32    TRUST FUND................................................................................        4
           1.33    YEARS OF CREDITED SERVICE.................................................................        4
 ARTICLE II                ELIGIBILITY ......................................................................        5
           2.1     SELECTION OF PARTICIPANTS ................................................................        5
           2.2     REMOVAL FROM ACTIVE PARTICIPATION ........................................................        5
 ARTICLE III               BENEFITS..........................................................................        6
           3.1  .............................................................................................        6
           BENEFIT AMOUNT....................................................................................        6

                                                                                                                   Page
                   (A)     NORMAL RETIREMENT BENEFIT.........................................................        6
                   (B)     EARLY RETIREMENT BENEFIT .........................................................        6
                   (C)     TERMINATION BEFORE EARLY RETIREMENT DATE .........................................        6
                   PAYMENT OF BENEFIT .......................................................................        6
                   (A)     COMMENCEMENT AND TIMING ..........................................................        6
                   (B)     FORM OF PAYMENT FOR RETIREMENT BENEFIT ...........................................        6
           3.3     CHANGE IN CONTROL.........................................................................        7
           3.4     DEATH BENEFIT.............................................................................        7

 ARTICLE IV                CLAIMS............................................................................        8
           4.1     CLAIMS....................................................................................        8
                   (A)     INITIAL CLAIM ....................................................................        8
                   (B)     APPEAL............................................................................        8
                   (C)     SATISFACTION OF CLAIMS............................................................        8
 ARTICLE V                 SOURCE OF FUNDS; TRUST............................................................        9
           5.1     SOURCE OF FUNDS ..........................................................................        9

           5.2     TRUST.....................................................................................        9
 ARTICLE VI                ADMINISTRATIVE COMMITTEE..........................................................       10
           6.1     ACTION....................................................................................       10
           6.2     RIGHTS AND DUTIES.........................................................................       10
           6.3     COMPENSATION, INDEMNITY AND LIABILITY.....................................................       11
           6.4     TAXES.....................................................................................       11
ARTICLE VII                AMENDMENT AND TERMINATION.........................................................       12
           7.1     AMENDMENTS................................................................................       12
           7.2     TERMINATION OF PLAN.......................................................................       12
ARTICLE VIII               MISCELLANEOUS.....................................................................       13
           8.1     TAXATION..................................................................................       13
           8.2     NO EMPLOYMENT CONTRACT ...................................................................       13
           8.3     HEADINGS..................................................................................       13
           8.4     GENDER AND NUMBER.........................................................................       13
           8.5     ASSIGNMENT OF BENEFITS....................................................................       13
           8.6     LEGALLY INCOMPETENT.......................................................................       13
           8.7     GOVERNING LAW.............................................................................       14
 SCHEDULE A                PARTICIPATING COMPANIES ..........................................................       15
 SCHEDULE B                PARTICIPANTS .....................................................................       16

                                AGCO CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Effective as of the 1st day of April, 2000, AGCO Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), hereby adopts the AGCO Corporation Supplemental Executive Retirement Plan (the "Plan").

                             BACKGROUND AND PURPOSE

         A. GENERAL PURPOSE. The primary purpose of the Plan is to provide additional retirement income to a select group of management personnel of the Company and its affiliates that adopt the Plan as participating companies.

         B. TYPE OF PLAN. The Plan constitutes an unfunded, nonqualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

                             STATEMENT OF AGREEMENT

         To establish the Plan with the purposes and goals as hereinabove described, the Company hereby sets forth the terms and provisions as follows:

                                    ARTICLE I
                                   DEFINITIONS

          For purposes of the Plan; the following terms, when used with an initial capital letter, shall have the meaning set forth below unless a different meaning plainly is required by the context.

         1.1 ACCRUAL FACTOR shall mean, with respect to a Participant, the annual factor used to determine the Participant's Accrued Benefit, which is equal to the product of (i) 3% multiplied by (ii) a fraction, the numerator of which is 20 and the denominator of which is the number of full and partial 12-month periods between (i) the later of his Employment Commencement Date or June 20, 1990, and (ii) the date on which he will attain his Normal Retirement Age. In no event shall a Participant's Accrual Factor exceed 3%.

         1.2 ACCRUED BENEFIT shall mean, with respect to a Participant and as of any date it is determined, an annual amount, payable for the life of the Participant up to a maximum of 10 years, which is equal to (i) the Participant's Final Earnings, multiplied by (ii) the Participant's Years of Credited Service, multiplied by (iii) the Participant's Accrual Factor, and reduced by (iv) the Participant's Social Security Benefit and Savings Plan Benefit; provided, however, that the maximum Accrued Benefit attainable hereunder shall be equal to 60% of the Participant's Final Earnings, subject to reduction by the Participant's Social Security Benefit and Savings Plan Benefit.

         1.3 ACTUARIAL EQUIVALENT shall mean an amount of equivalent value based on the applicable mortality rate in effect under the GAM 1983 mortality table and an effective annual interest rate of 7% compounded annually.

         1.4 ADMINISTRATIVE COMMITTEE shall mean a committee appointed by the Board, which shall act on behalf of the Company to administer the Plan. From time to time, the Board may appoint other members of such committee in addition to, or in lieu of, the individuals holding said titles. .

         1.5 AFFILIATE shall mean (i) any corporation or other entity that is required to be aggregated with the Company under Code Sections 414(b), (c),
(m) or (o), and (ii) any other entity in which the Company has an ownership interest and which the Company designates as an Affiliate for purposes of the Plan.

         1.6 BASE SALARY shall mean, with respect to a Participant for a calendar year, the Participant's regular base salary amount paid to him during such calendar year, plus any amounts of base salary that the Participant may have elected to defer under the terms of any Code Section 401(k) or 125 plan or any nonqualified deferred compensation plan maintained by the Company or an Affiliate, but excluding bonuses, incentive compensation, expense reimbursements and the value of any fringe benefits.

         1.7 BENEFIT COMMENCEMENT DATE shall mean, with respect to a Participant, the first day of the month coinciding with or immediately following the date that the Participant's employment with the Company and all Affiliates terminates on or after the date on which he becomes eligible to receive an Early Retirement Benefit or Normal Retirement Benefit under the Plan.

         1.8      BOARD shall mean the Board of Directors of the Company.

         1.9      CHANGE IN CONTROL shall mean any one of the following:

                  (a) The acquisition by any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended), together with affiliates and associates of such person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of the voting securities of the Company to first provide such person with 50% or more of the combined voting power of the Company's then outstanding voting securities; or

                  (b) The cessation; for any reason during any period of 2 consecutive years, of individuals who at the beginning of such period constitute the Board, to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the continuing directors then in office; or

                  (c) The sale by the Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other entity or entities.

         1.10     CODE shall mean the Internal Revenue Code of 1986, as amended.

         1.11 COMPANY shall mean AGCO Corporation, a Delaware corporation with its principal place of business in Duluth, Georgia.

         1.12 DEATH BENEFIT shall mean the amount payable to a deceased Participant's Surviving Spouse, as determined pursuant to the terms of Section 3.4.

         1.13     EARLY RETIREMENT AGE shall mean age 62.

         1.14 EARLY RETIREMENT BENEFIT shall mean the amount payable to a Participant, as determined pursuant to Section 3.1(b).

         1.15 EFFECTIVE DATE shall mean April 1, 2000, the date as of which this Plan shall be effective.

         1.16 ELIGIBLE EMPLOYEE shall mean any individual who, as determined by the Board in its sole discretion, is a member of a select group of highly compensated or key management employees of the Company.

         1.17 EMPLOYMENT COMMENCEMENT DATE shall mean, with respect to a Participant, the date on which such Participant first performs services for the Company or an Affiliate.

         1.18 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.

         1.19 FINAL EARNINGS shall mean, for a Participant, his Base Salary for the most recent, full calendar year ending on or immediately before the date his employment with the Company and all Affiliates terminates.

         1.20 JOINT AND 50% SURVIVOR ANNUITY shall mean a monthly retirement benefit payable during the Participant's lifetime, with 50% of the Participant's monthly benefit amount continuing after his death to his Surviving Spouse (if she survives him) for such Surviving Spouse's remaining lifetime. Payments shall cease with the payment due on the first day of the month in which occurs the later of the Participant's death or his Surviving Spouse's death.

         1.21     NORMAL RETIREMENT AGE shall mean age 65.

         1.22 NORMAL RETIREMENT BENEFIT shall mean the amount payable to a Participant, as determined pursuant to the terms of Section 3.1(a).

         1.23 PARTICIPANT shall mean any individual who has been admitted to participation in the Plan pursuant to the provisions of Article II.

         1.24 PARTICIPATING COMPANY shall mean, individually, the Company or any other Affiliate that, with the. consent of the Administrative Committee, adopts the Plan as a participating company. A list of such members that are participating in the Plan shall be set forth on Schedule A hereto.

         1.25 PLAN shall mean the AGCO Corporation Supplemental Executive Retirement Plan, as contained herein and all amendments hereto.

         1.26 PLAN YEAR shall mean the 12-consecutive-month period ending on December 31 of each year.

         1.27 SAVINGS PLAN BENEFIT shall mean the Actuarial Equivalent of a Participant's accrued benefit attributable to employer matching contributions and earnings thereon under the AGCO

Corporation 401(k) Savings Plan, calculated as if such benefit was payable in the form of a single life annuity for the Participant's lifetime. The Participant's Savings Plan Benefit shall also include the Actuarial Equivalent of (i) all amounts attributable to employer contributions and earnings thereon credited to the Participant's account under any nonqualified deferred compensation plan maintained by the Company or an Affiliate, and (ii) any benefits attributable to contributions made by the Company or any Affiliate under any retirement plan established under the laws of any foreign country (excluding any foreign retirement plan described in Section 1.28).

         1.28 SOCIAL SECURITY BENEFIT shall mean, for a Participant, the maximum annual primary Social Security retirement benefit amount that, under the law as in effect as of the Participant's Benefit Commencement Date, could be payable to him (regardless of his actual Social Security compensation amounts) at such date. A Participant's Social Security benefit shall also include any retirement benefits payable to the Participant under any similar retirement program of any foreign country.

         1.29 SURVIVING SPOUSE shall mean, with respect to a Participant, the person who is treated as married to such Participant under the laws of the' state in which the Participant resides. The determination of a Participant's Surviving Spouse shall be made as of the date of such Participant's death.

         1.30 TRUST OR TRUST AGREEMENT shall mean the separate agreement or agreements between the Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.31 TRUSTEE shall mean the party or. parties so designated from time to time pursuant to the terms of the Trust Agreement.

         1.32 TRUST FUND shall mean the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.33 YEARS OF CREDITED SERVICE shall mean, with respect to a Participant, the number of 12-month periods during which such Participant is continuously employed by the Company or an Affiliate, commencing on, the later of (A) June 20, 1990, or (B) the Participant's Employment Commencement Date (including such periods that occur after a Participant attains Normal Retirement
Age). Years of Credited Service shall be counted in whole and partial years with any partial year being equal to a fraction, the numerator of which is the number of months of employment completed in the partial year, and the denominator of which is 12.

                                   ARTICLE II
                                   ELIGIBILITY

         2.1      SELECTION OF PARTICIPANTS.

                  The Board, in its sole discretion, shall designate which Eligible Employees shall become Participants in the Plan. The Administrative Committee then shall set forth the name of each Participant on Schedule B hereto. Notwithstanding anything herein to the contrary, all aspects of the selection of Participants shall be in the sole discretion of the Board and regardless of title, duties or any other factors, there shall be no requirement whatsoever that any individual or group of individuals be allowed to participate herein.

         2.2      REMOVAL FROM ACTIVE PARTICIPATION.

                  The Board may at any time remove a Participant from active participation in the Plan, such that he shall not be credited with additional years of Credited Service and his Accrued Benefit shall not continue to increase.

                                   ARTICLE III
                                    BENEFITS

         3.1      BENEFIT AMOUNT.

                  (a) NORMAL RETIREMENT BENEFIT. Upon a Participant's termination of employment with the Company and all Affiliates on or after he attains Normal Retirement Age and for a reason other than his death, the Participant shall be entitled to a Normal Retirement Benefit in an amount equal to his Accrued Benefit determined as of the date his employment so terminates.

                  (b) EARLY RETIREMENT BENEFIT. Upon a Participant's termination of employment with the Company and all Affiliates after he attains Early Retirement Age (but before he attains Normal Retirement Age) and for a reason other than his death, the Participant shall be entitled to an Early Retirement Benefit in an amount equal to his Accrued Benefit determined as of the date his employment so terminates, reduced using an appropriate interest factor, as may be established by the Board from time to time, to reflect commencement of the Participant's benefit prior to his Normal Retirement Age. Notwithstanding the foregoing, a Participant shall be entitled to an Early Retirement Benefit only if his termination of employment and eligibility to receive an Early Retirement Benefit is approved by the Board; provided, however, that a Participant who has been vested in his Accrued benefit under Section 3.3 as a result of a Change in Control shall be entitled to an Early Retirement Benefit without regard to any such approval by the Board. .

                  (c) TERMINATION BEFORE EARLY RETIREMENT DATE. Except as provided in Section 3.3, upon a Participant's termination of employment with the Company and all Affiliates before his Early Retirement Date for any reason, neither the Participant nor his Surviving Spouse (if any) shall be entitled to any benefit or payment under the Plan.

         3.2      PAYMENT OF BENEFIT.

                  (a) COMMENCEMENT AND TIMING. A Participant's benefit determined under Section 3.1 shall be paid or commenced as of his Benefit Commencement Date. Notwithstanding the foregoing, the payment or commencement of a Participant's benefit shall be delayed during any period in which he is receiving salary continuation or periodic severance pay from the Company or an Affiliate, and there shall be no adjustment in the amount of the Participant's benefits to reflect the delayed commencement of the Participant's benefit.

                  (b)      FORM OF PAYMENT FOR RETIREMENT BENEFIT.

                           (i)      NORMAL FORM OF PAYMENT. Except as provided
in subsection (ii) hereof, a Participant's Normal Retirement Benefit or Early Retirement Benefit shall be paid in a maximum of 120 monthly installments, with payments to cease after the payment due for the month in which the Participant's death occurs.

                           (ii)     OPTIONAL FORM OF PAYMENT. A Participant may
irrevocably elect, at the time he first becomes eligible to participate in the Plan, to have his Normal Retirement Benefit or Early Retirement Benefit paid in either of the following forms, each of. which shall be the Actuarial Equivalent of the Participant's Normal Retirement Benefit or Early Retirement Benefit, as applicable:

                                    (A)      Single lump sum; or

                                    (B)      Joint and 50% Survivor Annuity.

If a Participant does not elect an optional form of payment at the time he first becomes eligible to participate in the Plan, his benefit shall be paid in the form described in subsection (i) unless, at least 1 year before his Benefit Commencement Date, the Participant, with the consent of the Administrative Committee, makes a one-time election in writing to receive such benefit in an optional form of payment permitted hereunder.

         3.3      CHANGE IN CONTROL.

                  In the event of a Change in Control of the Company, every Participant shall become fully vested in the total amount of his Accrued Benefit determined as of the date the Change in Control occurs. Following a Change in Control, if a Participant terminates employment with the Company and all Affiliates prior to his Early Retirement Date, he shall be entitled to an immediate lump-sum payment that is the Actuarial Equivalent of his Accrued Benefit, determined in the manner described in Section 3.1(b):

         3.4      DEATH BENEFIT.

                  In the event a Participant (i) commences to receive benefits in the normal form provided in Section 3.2(b)(i) but dies before he has received the entirety of his Normal Retirement Benefit or Early Retirement Benefit, or
(ii) becomes entitled to receive benefits under the Plan but dies during the period that benefits are delayed in accordance with Section 3.2(a) while the participant is receiving salary continuation or severance pay, then the Participant's Surviving Spouse shall be entitled to a Death Benefit in an amount equal to 50% of the undistributed balance of the Participant's Normal Retirement Benefit or Early Retirement Benefit as of the date of the Participant's death. Such Death Benefit shall be paid at the same time the Participant would have received such benefits.

                                   ARTICLE IV
                                     CLAIMS

         4.1      CLAIMS.

                  (a) INITIAL CLAIM. Claims for benefits under the Plan may be filed in writing with the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, citations of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (b) APPEAL. Any Participant or Surviving Spouse who has been denied a benefit shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant (or his duly authorized representative) may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The request for review, together with written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 60 days following the filing of the request for review. If unfavorable, the notice of decision shall explain the reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (c) SATISFACTION OF CLAIMS. Any payment to a Participant or Surviving Spouse shall to the extent thereof be in full satisfaction of all claims hereunder against the Administrative Committee and the Company, either of which may require such Participant or Surviving Spouse, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Administrative Committee or the Company. If receipt and release is required but the Participant or Surviving Spouse (as applicable) does not provide such receipt and release in a timely enough manner to permit a timely distribution in accordance with the general timing of distribution provisions in the Plan, the payment of any affected distributions) may be delayed until the Administrative Committee or Company receives a proper receipt and release.

                                    ARTICLE V
                             SOURCE OF FUNDS; TRUST

         5.1      SOURCE OF FUNDS.

                  Except as provided in this Section and Section 5.2, the Company shall provide the benefits described in the Plan from the general assets of the Company. In any event, the Company ultimately shall have the obligation to pay all benefits due to. Participants and Surviving Spouses under the Plan. The Company's obligation to pay benefits under the Plan constitutes a mere promise of the Company to pay such benefits, and a Participant or Surviving Spouse shall be and remain no more than an unsecured, general creditor of the Company. As described in this Article, the Company may establish a Trust and pay over funds from time to time to such Trust. To the extent that fiends in such Trust allocable to the benefits payable under the Plan are sufficient, the Trust assets shall be used to pay benefits under the Plan. If such Trust assets are not sufficient to pay all benefits due under the Plan, then the Company shall have the obligation, and the Participant or Surviving Spouse, who is due such benefits, shall look to the Company to provide such benefits. The Administrative Committee shall allocate the total liability to pay benefits under the Plan among the Participating Companies in such manner and amount as the Administrative Committee in its sole discretion deems appropriate to reflect the benefits accrued by each Participating Company's employees.

         5.2      TRUST.

                  The Company may transfer all or any portion of the funds necessary to fiend benefits accrued hereunder to the Trustee to be held and administered by the Trustee pursuant to the terms of the Trust Agreement. To the extent provided in the Trust Agreement, each transfer into the Trust Fund shall be irrevocable as long as the Company has any liability or obligations under the Plan to pay benefits, such that the Trust property is in no way subject to use by the Company; provided, it is the intent of the Company that the assets held by the Trust are and shall remain at all times subject to the claims of the general creditors of the Company. No Participant or Surviving Spouse shall have any interest in the assets held by the Trust or in the general assets of the Company other than as A general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the Trust in favor of the Participants, Surviving Spouses or any creditor.

                                   ARTICLE VI
                           ADMINISTRATIVE COMMITTEE

         6.1      ACTION.

                  Action of the Administrative Committee may be taken with or without a meeting of committee members; provided, action shall be taken only upon the vote or other affirmative expression of a majority of the committee members qualified to vote with respect to such action. If a member of the committee is a Participant, he shall not participate in any decision which solely affects his own benefit under the Plan. For purposes of administering the Plan, the Administrative Committee shall choose a secretary who shall keep minutes of the committee's proceedings and all records and documents pertaining to the administration of the Plan. The secretary may execute any certificate or any other written direction on behalf of the Administrative Committee.

         6.2      RIGHTS AND DUTIES.

                  The Administrative Committee shall administer the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the. following:

                  (a)      To construe, interpret and administer the Plan;

                  (b) To make determinations required by the Plan, and to maintain records regarding Participants and Surviving Spouses' benefits hereunder;

                  (c) To compute and certify to the Company the, amount and kinds of benefits payable to Participants and Surviving. Spouses and to determine the time and manner in which such benefits are to be paid;

                  (d) To authorize all disbursements by the Company pursuant to the Plan;

                  (e) To maintain all the necessary records of the administration of the Plan;

                  (f) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof;

                  (g) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder;

                  (h) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

The Administrative Committee shall have the exclusive right to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive on all parries.

         6.3      COMPENSATION, INDEMNITY AND LIABILITY.

                  The Administrative Committee and its members shall serve as such without bond and without compensation for services hereunder. All expenses of the Administrative Committee shall be paid by the Company. No member of the committee shall be liable for any act or omission of any other member of the committee, nor for any act or omission on his own part, excepting his own willful misconduct. The Company shall indemnify and hold harmless the Administrative Committee and each member thereof against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the committee, excepting only expenses and liabilities arising out of his own willful misconduct.

         6.4      TAXES.

                  If the whole or any part of any Participant's or Surviving Spouse's benefit hereunder shall become subject to any estate, inheritance, income or other tax which the Company shall be required to pay or withhold, the Company shall have the full power and authority to withhold and pay such tax out of any movies or other property in its hand for the account of the Participant or Surviving Spouse whose interests hereunder are so affected. Prior to making any payment, the Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

                                   ARTICLE VII
                            AMENDMENT AND TERMINATION

         7.1      AMENDMENTS.

                  The Board shall have the right to amend the Plan .in whole or in part at any time and from time to time. An amendment to the Plan may modify its terms in any respect whatsoever (including freezing future benefit accruals); provided, no amendment may decrease the level of a Participant's benefit or adversely affect a Participant's or Surviving Spouse's rights to benefits that already have accrued.

         7.2      TERMINATION OF PLAN.

                  The Board shall each have the right to terminate the Plan at any time, for any reason. If the Plan is terminated, each. Participant's benefit under the Plan will be frozen and will be paid under the condition, at the time and in the form, specified under the terms of the Plan. Termination of the Plan shall be binding on all Participants and Surviving Spouses.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1      TAXATION.

                  It is the intention of the Company that the benefits payable hereunder shall not be deductible by the Company nor taxable for federal income tax purposes to Participants and Surviving Spouses until such benefits are paid by the Company, or by the Trust, as the case may be, to such .Participants and Surviving Spouses. When such benefits are so paid, it is the intention of the Company that they shall be deductible by the Company under Code Section 162.

         8.2      NO EMPLOYMENT CONTRACT.

                  Nothing herein contained is intended to be nor shall be construed as constituting a contract arrangement between the Company and any Participant to the effect that the Participant will be employed by the Company for any specific period of time.

         8.3      HEADINGS.

                  The headings of the various articles and sections in the Plan are solely for convenience and shall not be relied upon in construing any provisions hereof. Any reference to a section shall refer to a section of the Plan unless specified otherwise.

         8.4      GENDER AND NUMBER.

                  Use of any gender in the Plan will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

         8.5      ASSIGNMENT OF BENEFITS.

                  The right of a Participant or any other person to receive payments under the Plan shall not be assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution and then only to the extent permitted under the terms of the Plan.

         8.6      LEGALLY INCOMPETENT.

                  The Administrative Committee, in its sole discretion, may direct that payment be made to an incompetent or disabled person, whether because of minority or mental or physical disability, to the guardian of such person or to the person having custody of such person, without


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further liability on the part of the Administrative Committee, the Company or any Affiliate for the amount of such payment to the person on whose account such payment is made.

         8.7      GOVERNING LAW.

                  The Plan shall be construed, administered and governed in all respects in accordance with applicable federal law and, to the extent not preempted by federal law, in accordance with the laws of the State of Georgia. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officer as of the day arid year first above written.

                                AGCO CORPORATION



                                  By: /s/ R. J. Ratliff
                                     ------------------------------------------
                                     Title: Chairman
                                            -----------------------------------


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

                                   SCHEDULE A

                            PARTICIPATING COMPANIES


PARTICIPATING COMPANY                        EFFECTIVE DATE

AGCO Corporation                             1 April 2000


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